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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2003
                                                          ---------------


                         HARTFORD LIFE INSURANCE COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                      811-07829                             06-0974148
------------------------------------         -----------------------------------        ---------------------------
(State or other jurisdiction                             (Commission                         (IRS Employer
        of incorporation)                                File Number)                      Identification No.)


      Hartford Life Insurance Company
      200 Hopmeadow Street
      Simsbury, Connecticut                                                                        06089
      --------------------------------------------                                          -------------------
      (Address of principal executive offices)                                                  (Zip Code)


Registrant's telephone number, including area code:  (860) 547-5000
                                                     --------------


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Item 5.    Other Events.

On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between Hartford Life Insurance Company (the "Company") and one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to the Company were not limited or reduced in any manner and, as a result, are left unchanged.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      HARTFORD LIFE INSURANCE COMPANY


Date:  March 17, 2003                 By:  /s/ NEAL S. WOLIN
                                           ------------------------------------
                                           Name:  Neal S. Wolin
                                           Title: Executive Vice President